FIRST EAGLE FUNDS

First Eagle High Income Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JUNE 29, 2021
TO PROSPECTUS DATED MARCH 1, 2021, AS SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2021, as supplemented. Please review these matters carefully.

Reduction of Management Fee for First Eagle High Income Fund (the “Fund”)

Effective July 1, 2021, First Eagle Investment Management, LLC (“FEIM”) and the Board of Trustees (the “Board”) of First Eagle Funds (the “Trust”), on behalf of the Fund, have agreed to reduce the management fee from the annual rate of 0.70% of the average daily value of the Fund’s net assets to the annual rate of 0.45% of the average daily value of the Fund’s net assets. This fee reduction also supersedes an earlier management fee waiver that had been in effect prior to July 1, 2021.

To reflect this reduction, various changes are being made to the Prospectus, as follows (all effective July 1, 2021):

The following replaces the fees and expenses table and expense example under the headings “Fees and Expenses of the High Yield Fund” and “Example” on pages 56 and 57 of the Prospectus:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	4.50	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.45	0.45	0.45	0.45	0.45	0.45	0.45

Distribution and/or Service (12b-1) Fees	0.25	1.00	None	0.35	0.10	None	None

Other Expenses***	0.38	0.40	0.34	0.40	1.04	0.55	0.37
Total Annual Operating Expenses (%)	1.08	1.85	0.79	1.20	1.59	1.00	0.82

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

**	The management fee has been restated to reflect the reduced fee agreed as of July 1, 2021.

***	“Other Expenses” shown generally reflect actual expenses for the Fund for the fiscal year ended October 31, 2020.

Example

The following example is intended to help you compare the cost of investing in the High Income Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$555	$778	$1,019	$1,708
Class C (shares have a one year contingent deferred sales charge)
Sold	$288	$582	$1,001	$2,169

Held	$188	$582	$1,001	$2,169
Class I
Sold or Held	$81	$252	$439	$978
Class R3
Sold or Held	$122	$381	$660	$1,455
Class R4
Sold or Held	$162	$502	$866	$1,889
Class R5
Sold or Held	$102	$318	$552	$1,225
Class R6
Sold or Held	$84	$262	$455	$1,014

The following replaces the table under the heading “Fund Management—The Adviser” on page 106 of the Prospectus:

Management Fee
Global Fund	0.75%

Overseas Fund	0.75%

U.S. Value Fund	0.75%*

Gold Fund	0.75%

Global Income Builder Fund	0.75%

High Income Fund	0.45%

Fund of America	0.50%**

*

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the U.S. Value Fund’s net assets for the period through February 28, 2022. This agreement may not be terminated during its term without the consent of the Board of Trustees. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

**

The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, Y, I, R3, R4, R5 and R6 of Fund of America so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 28, 2022 and may not be terminated during its term without the consent of the Board of Trustees. Fund of America has agreed that each of Classes A, C, Y, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

* * * *

The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2021, as supplemented. Except as noted above, no other provisions of the Prospectus are modified by this Supplement.